UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2733

The Salomon Brothers Fund Inc.
 (Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
 Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31
Date of reporting period: December 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

     The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT
December 31, 2004

THE SALOMON BROTHERS
FUND INC

WHAT’S INSIDE

Letter from the Chairman	1
Manager Overview	3
Record of a Share of Stock	7
25-Year Record of an Investment in the Fund	8
Investment Policy	10
Summary	10
2004 Distributions Declared	11
Fund at a Glance	12
Schedule of Investments	13
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	27
Important Tax Information	28
Additional Information	29
Dividend Reinvestment Plan	33

Letter from the Chairman

Dear Shareholder,

The stock market rallied at the start of the past year, but then slid into a fairly limited trading range that endured for most of the year, only to rally again sharply in the fourth quarter. Most major equity market indices reported reasonable gains for 2004 and several indices recorded double-digit growth. In many cases, most of those returns were achieved on the performance gains made in November and December alone.

Record-high energy prices, rising short-term interest rates, a growing trade deficit, uncertainty over the domestic employment situation, presidential election politics and the situation in Iraq all pressured the stock market for much of the year. Strength in the domestic economy was fairly selective, with stronger returns seen broadly in the energy, utilities and materials sectors while the information technology, healthcare, consumer staples and financials sectors languished for much of the period.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Small capitalization and value-oriented stocks tended to enjoy the strongest performance over the past twelve months, while large-cap and more growth-oriented stocks posted generally positive, but weaker, results. International stocks typically outperformed the broad U.S. market, as foreign returns were boosted by the weaker U.S. dollar, which set record lows against some currencies. Stocks outperformed bonds in general, which suffered late in the year as the U.S. Federal Reserve Board (“Fed”)i continued to raise, incrementally, the federal funds rate.ii

The U.S. economy has entered its fourth year of expansion since the 2001 recession. After a slow start in 2002 and the first half of 2003, the economic expansion has gained traction over the past six quarters as corporations repaired balance sheets and earlier cost-cutting began to pay dividends. Although a series of one-off events—surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc.—undoubtedly restrained growth in 2004, the economy proved resilient enough to grow an average of 4.0% over the past four quartersiii.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

The Salomon Brothers Fund Inc	1

Letter from the Chairman (continued)

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer
January 20, 2005

2	2004 Annual Report

Manager Overview

Performance Review

For the 12 months ended December 31, 2004, the Salomon Brothers Fund Inc returned 9.24%, based on its New York Stock Exchange (“NYSE”) market price and 8.99% based on its net asset value (“NAV”)iv per share. In comparison, the fund’s unmanaged benchmark, the S&P 500 Index[v], returned 10.87% and its Lipper Core Closed-End Funds Category Averagevi was 11.93% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the fund distributed dividends to shareholders totaling $0.135 per share. The performance table shows the fund’s 12-month total return based on its NAV and market price as of December 31, 2004. Past performance is no guarantee of future results. The fund’s total return will vary.

Michael A. Kagan Executive Vice President	Kevin Caliendo Executive Vice President

     FUND PERFORMANCE
AS OF DECEMBER 31, 2004
(unaudited)

Price Per Share	12-Month Total Return

$15.16 (NAV)	8.99%

$13.00 (Market Price)	9.24%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The total return is as of December 31, 2004 and is subject to change.

Market Overview

Key drivers for the market during 2004 were rising oil prices, the strength of the Chinese economy and the continued weakness in the U.S. dollar. The best performing groups in the market were energy related (energy and utilities). Healthcare and technology were the two weakest sectors, in both cases hurt by earnings problems in major subgroups. Volatility in the U.S. stock market fell to the lowest levels since 1995, as measured by the Chicago Board Options Exchange SPX Volatility Index (“VIX Index”).vii For the first 10 months of the year, the market traded in an extraordinarily tight band, before breaking out to the upside in November. Technology stocks had a sharp rally in January and February, continuing 2003’s strength. Indications appeared in March that semiconductor inventories were ballooning. The semiconductor group underperformed significantly from March through September, before rallying modestly in the fourth quarter. The healthcare sector, and in particular the large-cap pharmaceutical companies, had a difficult year. Pfizer, Inc. suffered from adverse studies on its COX-2 pain relief drugs.

The commodities and industrials stocks benefited from the weakness in the U.S. dollar. Materials prices hit cyclical peaks, driven by strong demand from China. We believe that the high materials prices the past two years have resulted in a significant supply response, and that it is likely that materials prices and stocks of materials

The Salomon Brothers Fund Inc	3

Manager Overview (continued)

companies will fall in 2005, regardless of the strength of Chinese demand. Oil prices rose more than $20/bbl during 2004. Strong Chinese demand and supply interruptions caused a tight market.

Oil companies were slow to respond to the higher prices. Rig utilization only hit the mid-90%’s in August. Since it will take eighteen or more months for that new supply to come on line, we believe that oil prices are likely to remain high into 2006.

Although oil prices retreated significantly from the historical highs reached in October, they remain elevated. The direct and psychological impact of higher oil prices is slowing consumer spending. Christmas retail sales were soft, even at discount superstores. However, we believe that consumer confidence remains at a high absolute level, and job growth is modest but positive. Despite weakness on the consumer side, the U.S. industrial economy looks strong.

Explanation of Performance

The fund’s performance was enhanced by its positions in AT&T Wireless, Boeing Co. and Elan Corp., PLC. Nortel Networks Corp., IAC/Interactive Corp. and Pfizer, Inc. hurt the fund during the year. Stock selection in healthcare, consumer staples and telecommunications stocks helped performance during the year. Stock selection in the technology, consumer discretionary and materials sectors hurt performance during the year.

The fund benefited from takeover activity in the market. AT&T Wireless was bought by Cingular Wireless, Guidant Corp. by Johnson and Johnson, and Nextel Communications Inc. by Sprint Corp. We do not buy stocks because we hope that they will be taken over, but the criteria that we use to picks stocks often identifies potential takeover candidates. We look for companies with strong franchises and solid cash flows that we believe are undervalued by the market.

The aerospace defense companies Boeing Co., Raytheon Co. and Lockheed Martin Corp. were good performers. Defense earnings were better than expected in 2004, helped by heavy defense expenditures in Iraq. We believe that defense stocks are inexpensive with 7-8% free cash flow yields. Lower than expected pension expenses helped the aerospace companies beat earnings expectations in 2004. Interest rates stopped declining in 2004 and the companies injected cash into the pensions. Boeing saw aircraft orders bottom and start to increase during the first quarter. Historically, Boeing has outperformed the market by 50-150% in the eighteen months after orders bottom.

Elan Corp., which was held in the fund during the period, was one of the best performers on the NYSE, driven by the successful introduction of its multiple-sclerosis drug, Tysabri. OSI Pharmaceuticals Inc. was about a break even for the fund, but performed very well in December. OSI has a new lung and pancreatic cancer drug called Tarceva, which rolled out in December. Based on research, Tarceva has very low side effects and has shown survival benefits in severely ill cancer patients. We believe that Tarceva’s sales will surprise to the upside.

Nortel Networks Corp. was hurt by the overhang from questions regarding its accounting policies and hit by the dismissal of its CEO and CFO and a nine-month delay in the filing of its financial statements. We initiated our Nortel position in January, on the news of a large contract win from Verizon Communications Inc. Telecommunications equipment orders are depressed, at only 14.0% of sales of the telecommunications services companies versus an historical average of 21.0% . We saw the Verizon order as a sign that a cyclical recovery in the telecommunications equipment industry had begun. Because none of the accounting revisions altered cash flows or revenues, we increased our position when the stock declined. We were clearly early with our Nortel position, but we believe that substantial value will emerge in 2005 as broadband penetration accelerates.

The large-cap pharmaceutical companies were hurt by poor earnings growth, and concern over adverse results from drug studies that resulted in the withdrawal from the market of Vioxx, Merck & Co. Inc.’s anti-inflammatory drug. Pfizer’s Celebrex and Bextra drugs are chemically similar to Vioxx and also had damaging study results released. We believe that ethical pharmaceuticals are threatened by, and generic drugs are helped by, current

4	2004 Annual Report

Manager Overview (continued)

market conditions in the drug industry, as well as by the Medicare drug benefit program that will begin in 2006. IAC/Interactive Corporation was hurt by disappointing growth in the internet hotel reservation business.

Looking for Additional Information?

The fund is traded under the symbol “SBF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XSBFX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.sbam.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund’s current NAV, market price, and other information.

In this, our 75th Anniversary Year for the Salomon Brothers Fund Inc, we would like to thank you, the shareholders, for the confidence you have shown in allowing us to manage your investment. We remain focused on achieving the fund’s investment goals.

Sincerely,

Michael A. Kagan Executive Vice President	Kevin Caliendo Executive Vice President

January 19, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a % of net assets) as of this date were: General Electric Co. (4.1%), Microsoft Corp. (3.3%), Bank of America Corp. (2.9%), Exxon Mobil Corp. (2.4%), Wells Fargo & Co. (2.3%), The Boeing Co. (2.3%), The Procter & Gamble Co. (2.1%), Total SA, ADR (2.0%), JPMorgan Chase & Co. (1.9%) and Pepsico Inc. (1.9%) . Please refer to pages 13 through 18 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a % of net assets) as of December 31, 2004 were: Financials (20.1%), Information Technology (16.2%), Industrials (15.1%), Consumer Discretionary (11.6%) and Healthcare (10.5%) . The fund’s portfolio composition is subject to change at any time.

RISKS: Investments in small-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The fund may use derivatives, such as options and futures, which can be illiquid, disproportionately increase losses, and have a potentially large impact on fund performance. Investing in foreign securities is subject to risks not associated with domestic living, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing countries.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	As measured by gross domestic product (GDP), a market value of goods and services produced by labor and property in a given country. Source: Bureau of Economic Analysis, U.S. Department of Commerce, December 22, 2004.

iv	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the fund is at the fund’s market price as determined by supply of and demand for the fund’s shares.

v	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

vi	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 17 funds in the fund’s Lipper category, and excluding sales charges.

vii	The Chicago Board Options Exchange SPX Volatility Index reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes, first and second month expirations are used until eight days from expiration, then the second and third are used.

The Salomon Brothers Fund Inc	5

Important Message to Shareholders

Any shareholders who are holding old certificates of The Lehman Corporation, the Fund’s former name, should exchange those certificates, free of charge, for new ones bearing The Salomon Brothers Fund Inc name. The New York Stock Exchange has informed us that the old certificates may create settlement problems in the future if you decide to sell your shares. Please note that while you are not required to exchange the certificates, we recommend that you do so. Shareholders who wish to exchange their certificates should send them via registered mail with a letter requesting exchange for new certificates to:

The Bank of New York
Receive and Deliver Department-11W
Church Street Station
P.O. Box 11002
New York, New York 10286-1002

Take Advantage of the Fund’s Dividend Reinvestment Plan!

Many of our shareholders that seek to build on their holdings in the Fund have taken advantage of the Automatic Dividend Reinvestment and Cash Payment Plan (“Plan”). Under the terms of the Plan, shareholders may arrange to reinvest their dividends automatically in additional shares. The Plan provides that when the Fund’s shares are traded at a discount to net asset value, dividends and distributions will be initially payable in the form of shares purchased by The Bank of New York, the Plan Agent, in the open market. To the extent that the discount converts to a premium during the purchase period or when the permissible purchase period ends, the balance will be paid in newly issued shares of the Fund. Additional details about the Plan appear on page 34 of this report.

Shareholders of the Fund can call 1-888-777-0102, toll free, or email shareowner-svcs@bankofny.com, to obtain portfolio breakdown and performance information. For information concerning your Fund stock account, please call The Bank of New York at 1-800-432-8224 or email stock@bankofny.com.

6	2004 Annual Report

Record of a Share of Stock (unaudited)
					Net Asset
	Distributions Declared From			Capital Gain	Value Plus
			Net Asset Value	Distributions	Capital Gain
Year	Income	Capital Gain	End of Year	(Cumulative)	Distributions*

1929	—	—	$ 3.81	—	$ 3.810
1930	$0.094	—	3.08	—	3.080
1931	0.119	—	2.36	—	2.360
1932	0.100	—	2.43	—	2.430
1933	0.100	—	3.35	—	3.350
1934	0.100	—	3.68	—	3.680
1935	0.117	—	4.64	—	4.640
1936	0.125	$ 0.146	5.72	$ 0.146	5.866
1937	0.125	0.396	3.66	0.542	4.202
1938	0.106	—	4.25	0.542	4.792
1939	0.100	—	4.09	0.542	4.632
1940	0.106	—	3.70	0.542	4.242
1941	0.150	—	3.34	0.542	3.882
1942	0.156	—	3.69	0.542	4.232
1943	0.156	—	4.71	0.542	5.252
1944	0.181	—	5.54	0.542	6.082
1945	0.174	0.301	7.21	0.843	8.053
1946	0.169	0.625	6.55	1.468	8.018
1947	0.192	0.376	6.13	1.844	7.974
1948	0.245	0.192	5.82	2.036	7.856
1949	0.279	0.202	6.60	2.238	8.838
1950	0.335	0.402	7.21	2.640	9.850
1951	0.276	0.360	8.67	3.000	11.670
1952	0.210	0.254	9.15	3.254	12.404
1953	0.245	0.260	8.59	3.514	12.104
1954	0.250	0.312	11.31	3.826	15.136
1955	0.285	0.517	12.56	4.343	16.903
1956	0.310	0.712	12.63	5.055	17.685
1957	0.275	0.650	10.38	5.705	16.085
1958	0.265	0.545	13.84	6.250	20.090
1959	0.270	0.670	14.04	6.920	20.960
1960	0.265	0.590	13.53	7.510	21.040
1961	0.252	0.665	15.80	8.175	23.975
1962	0.255	0.540	12.74	8.715	21.455
1963	0.255	0.605	14.91	9.320	24.230
1964	0.300	0.645	16.01	9.965	25.975
1965	0.312	0.665	18.07	10.630	28.700
1966	0.337	0.735	16.54	11.365	27.905
1967	0.355	0.840	19.97	12.205	32.175
1968	0.365	1.250	19.69	13.455	33.145
1969	0.350	1.350	17.62	14.805	32.425
1970	0.305	1.020	15.03	15.825	30.855
1971	0.305	0.810	17.87	16.635	34.505
1972	0.305	1.270	20.47	17.905	38.375
1973	0.295	0.840	16.50	18.745	35.245
1974	0.305	0.420	10.77	19.165	29.935
1975	0.270	0.670	13.15	19.835	32.985
1976	0.225	—†	15.08	19.835	34.915
1977	0.245	1.010	13.12	20.845	33.965
1978	0.340	0.450	13.81	21.295	35.105
1979	0.420	0.910	16.42	22.205	38.625
1980	0.550	1.180	18.88	23.385	42.265
1981	0.720	2.040	15.56	25.425	40.985
1982	0.710	2.010	16.64	27.435	44.075
1983	0.625	1.365	18.25	28.800	47.050
1984	0.545	2.440	14.67	31.240	45.910
1985	0.495	1.085	16.78	32.325	49.105
1986	0.515	3.085	15.42	35.410	50.830
1987	0.490	1.880	13.26	37.290	50.550
1988	0.505	0.490	14.37	37.780	52.150
1989	0.590	1.515	15.58	39.295	54.875
1990	0.485	0.710	13.33	40.005	53.335
1991	0.470	1.140	15.66	41.145	56.805
1992	0.400	0.600	15.16	41.745	56.905
1993	0.340	1.720	14.88	43.465	58.345
1994	0.335	1.390	12.88	44.855	57.735
1995	0.350	1.490	15.43	46.345	61.775
1996	0.335	2.090	17.26	48.435	65.695
1997	0.270	2.680	18.51	51.115	69.625
1998	0.269	3.190	18.76	54.305	73.065
1999	0.167	3.633	19.24	57.938	77.178
2000	0.135	2.406	16.27	60.344	76.614
2001	0.107	0.325	14.07	60.669	74.739
2002	0.108	0.068	10.75	60.737	71.487
2003	0.129	—	14.04	60.737	74.777
2004	0.135	—	15.16	60.737	75.897

Totals	21.456	60.737

A capital gain dividend of $1.01 per share and an income dividend of $0.02 per share for 1976 were declared in January 1977.

* Does not reflect the effect of reinvestment of income dividends or capital gain distributions.

The Salomon Brothers Fund Inc

The Salomon Brothers Fund Inc	7

25-Year Record of an Investment in The Salomon Brothers Fund Inc (unaudited)

This chart shows the 25-year record of a $10,000 investment in stock of The Salomon Brothers Fund Inc at net asset value at the beginning of 1980, assuming all income dividends and capital gain distributions were reinvested at net asset value. During the period, the market price of the stock was sometimes above net asset value and sometimes below; accordingly, the chart should not be construed as an indication of the record of a shareholder’s investment in the Fund based on market prices. Nor should it be construed as a representation of future performance of the Fund’s net asset value.

	Cumulative Net Asset Value of

	Net Asset Value of Initial Investment	Capital Gain Distributions Reinvested	Income Dividends Reinvested
End				Total Net Asset Value	Total Market Value
of Year

1980	$11,500	$ 878	$ 426	$ 12,804	$ 10,909
1981	9,479	2,071	873	12,423	12,038
1982	10,134	4,363	1,734	16,231	17,041
1983	11,114	6,397	2,601	20,112	20,638
1984	8,934	7,715	2,809	19,458	20,005
1985	10,215	10,477	4,011	24,703	23,696
1986	9,394	14,505	4,451	28,350	27,953
1987	8,077	15,908	4,581	28,566	23,823
1988	8,751	18,354	6,087	33,192	27,002
1989	9,492	23,723	8,029	41,244	34,592
1990	8,120	22,287	8,098	38,505	31,942
1991	9,541	29,959	10,937	50,437	44,917
1992	9,235	31,069	11,886	52,190	47,587
1993	9,063	36,637	12,821	58,521	50,415
1994	7,845	37,067	12,355	57,267	47,499
1995	9,400	51,401	16,418	77,219	67,284
1996	10,514	68,472	20,140	99,126	92,372
1997	11,274	89,079	23,091	123,444	118,599
1998	11,427	113,159	25,189	149,775	145,982
1999	11,721	146,767	27,219	185,707	197,689
2000	9,963	147,674	24,315	181,952	181,728
2001	8,616	131,134	22,222	161,972	142,978
2002	6,583	100,876	18,112	125,571	106,531
2003	8,598	131,749	25,362	165,709	141,985
2004	9,283	142,259	29,064	180,606	154,873

8	2004 Annual Report

25-Year Record of an Investment in The Salomon Brothers Fund Inc (unaudited) (continued)

The Salomon Brothers Fund Inc	9

Investment Policy

The Salomon Brothers Fund Inc’s (“Fund”) investment policy is to concentrate a large portion of its investments in common stocks. Companies whose stocks are selected generally have strong positions in industries with the potential to grow faster than the economy as a whole. Investments are monitored carefully and are changed from time to time into holdings we believe offer more favorable opportunities in light of changing economic, social and political conditions. The common thread of the Fund’s policy has been to seek out and to hold common stocks of well-managed, favorably situated companies we expect will produce above-average earnings and dividend growth over time. At the same time, we also look for opportunities in turnaround situations and in securities that appear to be priced substantially lower than their intrinsic value. While current income is not a primary consideration, we are mindful of the income needs of our shareholders.

For the core of our holdings, we look for companies we believe are able to increase earnings and dividends at an above-average rate and still retain enough cash to finance future growth in their businesses.

The experience of investors generally shows the great difficulty of consistently predicting turns in the stock market. There is often the risk that the investor will become too pessimistic about stocks when their prices are depressed and sell near the bottom or become overly optimistic when their prices are high and buy near the top. In our opinion, this natural propensity often accounts for the poor long-term investment results of many individuals and institutions. For this reason, the Fund has generally maintained a rather fully invested position in equities rather than attempting to switch back and forth between equities and large reserves of cash, short-term instruments and bonds.

From time to time, the Fund may invest in public utility common stocks when it believes their prices are particularly depressed and total return (price appreciation plus dividends) from such investments is likely to sufficiently exceed the yield available from money market instruments to warrant the investments.

As a general rule, the Fund invests for the longer term. We do not trade in and out of individual securities on the basis of intermediate price fluctuations, nor do we attempt to guess the direction of market cycles by continually shifting from a fully invested to a partially invested position. Even so, we reappraise our holdings, take profits or losses from time to time and raise cash to reinvest in newly emerging areas of interest, within the scope of the Fund’s investment policy.

Summary (unaudited)		For the Years Ended December 31,

	2004	2003	2002	2001	2000

Net Assets (millions)	$1,505	$1,404	$1,082	$1,420	$1,642

Shares Outstanding (000’s)	99,240	99,958	100,639	100,938	100,938

Net Asset Value Per Share	$15.16	$14.04	$10.75	$14.07	$16.27

Distributions Per Share*	$0.14	$0.13	$0.18	$0.44	$2.54

Market Price Per Share	$13.000	$12.030	$9.120	$12.420	$16.250

Premium (Discount) from NAV at Year End	(14.25)%	(14.32)%	(15.16)%	(11.73)%	(0.12)%

Market Price Range (NYSE, symbol SBF):
High	$13.000	$12.030	$12.710	$16.625	$19.813

Low	$11.380	$8.380	$8.120	$10.720	$14.938

* Income and capital gains.

10	2004 Annual Report

2004 Distributions Declared (unaudited)			For the Year Ended December 31, 2004

		Net	Short-Term	Long-Term	Total Payment
Payment Date	Record Date	Investment Income	Capital Gains	Capital Gains	Per Share

March	March	$0.0250	–	–	$0.0250

June	June	0.0250	–	–	0.0250

September	September	0.0250	–	–	0.0250

December	December	0.0600	–	–	0.0600

Total		$0.1350	–	–	$0.1350

Automatic Dividend Reinvestment and Cash Payment Plans

Dividend Reinvestment

The Automatic Dividend Reinvestment Plan (“DR Plan”), administered by The Bank of New York as DR Plan Agent (“Agent”) for shareholders of The Salomon Brothers Fund Inc (“Fund”), offers you a prompt, simple and inexpensive way to put your dividends and distributions to work through reinvestment in additional full and fractional shares of capital stock of the Fund.

Shareholders may enroll by simply completing the enclosed Authorization Card with the exception of those shares that are held in the name of a broker or nominee.

Money from dividends and distributions can lie idle for months at a time; however, with the DR Plan your dividends and distributions are promptly invested for you, automatically by the Agent, and you will receive statements from the Agent to simplify your personal records.

The Cash Payment Plan

The Cash Payment Plan allows you to purchase shares of the Fund conveniently and inexpensively, without committing large dollar amounts. Under the Cash Payment Plan, you have the option to send a check or money order of at least $25.00 to the Agent which will be used to buy more shares of the Fund. You may make these payments regularly or from time to time. You may also vary the amount of each optional payment as long as it is at least $25.00.

Cost to You

Except as specifically noted, you will not bear any costs of administering the DR Plan. You pay only your proportionate share of the commissions paid on all open-market purchases. Dividends and distributions, even though automatically reinvested, continue to be taxable.

To Enroll

The complete Dividend Reinvestment and Cash Payment Plan brochure and authorization card can be found at the back of this report. You must complete the Authorization Card and return it in the envelope provided in order to participate. If you have any questions, contact the Agent at 1-800-432-8224. Generally, shareholders who initially invested on or after November 20, 1995 are automatically enrolled in the DR Plan. However, if your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the Plan.

The Salomon Brothers Fund Inc	11

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Financials
20.1%
19.0%
Other
17.7%
17.3%
Information Technology
16.1%
15.8%
Industrials
15.0%
14.9%
Consumer Discretionary
11.6%
9.9%
Healthcare
10.4%
14.1%
Consumer Staples
9.1%
9.0%
0
5
10
15
20
25
December 31, 2004
June 30, 2004

12	2004 Annual Report

Schedule of Investments		December 31, 2004

SHARES	SECURITY	VALUE

COMMON STOCK — 96.9%
CONSUMER DISCRETIONARY — 11.6%
Hotels, Restaurants & Leisure — 0.9%
26,200	Ctrip.com International Ltd., ADR (a)(b)	$ 1,205,724
406,400	McDonald's Corp.	13,029,184

		14,234,908

Household Durables — 1.0%
630,800	Newell Rubbermaid Inc. (b)	15,259,052

Leisure Equipment & Products — 1.3%
963,300	Mattel, Inc.	18,774,717

Media — 5.2%
	Comcast Corp.:
466,700	Class A Shares (a)	15,531,776
135,900	Special Class A Shares (a)	4,462,956
1,190,185	Liberty Media Corp., Class A Shares (a)	13,068,231
904,000	News Corp., Class A Shares	16,868,640
768,300	Time Warner Inc. (a)	14,935,752
375,200	Viacom Inc., Class B Shares	13,653,528

		78,520,883

Multi-Line Retail — 1.6%
255,900	Costco Wholesale Corp.	12,388,119
277,100	J.C. Penney Co. Inc., (Holding Co.)	11,471,940

		23,860,059

Specialty Retail — 1.6%
416,900	Best Buy Co., Inc.	24,772,198

	TOTAL CONSUMER DISCRETIONARY	175,421,817

CONSUMER STAPLES — 9.1%
Beverages — 1.8%
533,500	PepsiCo, Inc.	27,848,700

Food Products — 2.1%
374,900	Kellogg Co.	16,743,034
593,700	Sara Lee Corp.	14,331,918

		31,074,952

Household Products — 3.0%
221,000	Kimberly-Clark Corp.	14,544,010
563,200	The Procter & Gamble Co.	31,021,056

		45,565,066

Personal Products — 1.0%
331,600	The Estee Lauder Cos., Inc., Class A Shares	15,177,332

Tobacco — 1.2%
291,300	Altria Group, Inc.	17,798,430

	TOTAL CONSUMER STAPLES	137,464,480

See Notes to Financial Statements.

The Salomon Brothers Fund Inc	13

Schedule of Investments (continued)		December 31, 2004

SHARES	SECURITY	VALUE

ENERGY — 7.3%
Energy Equipment & Services — 1.6%
360,400	ENSCO International Inc.	$ 11,439,096
368,500	GlobalSantaFe Corp.	12,201,035

		23,640,131

Oil & Gas — 5.7%
265,200	ChevronTexaco Corp.	13,925,652
706,400	Exxon Mobil Corp.	36,210,064
400	Gas Properties (100% owned) (c)	344,164
139,000	Nexen Inc.	5,650,350
271,500	Total SA, ADR (b)	29,821,560

		85,951,790

	TOTAL ENERGY	109,591,921

FINANCIALS — 20.1%
Banks — 8.5%
920,544	Bank of America Corp.	43,256,363
356,000	The Bank of New York Co., Inc.	11,897,520
190,300	Comerica Inc.	11,612,106
384,300	U.S. Bancorp.	12,036,276
307,700	Wachovia Corp.	16,185,020
548,600	Wells Fargo & Co.	34,095,490

		129,082,775

Diversified Financials — 8.3%
352,000	American Express Co.	19,842,240
139,300	Capital One Financial Corp.	11,730,453
207,700	Freddie Mac	15,307,490
198,100	The Goldman Sachs Group, Inc.	20,610,324
747,340	JPMorgan Chase & Co.	29,153,733
56,200	Legg Mason, Inc.	4,117,212
400,300	Merrill Lynch & Co., Inc.	23,925,931

		124,687,383

Insurance — 3.3%
341,100	American International Group, Inc.	22,400,037
169	Berkshire Hathaway Inc., Class A Shares (a)	14,855,100
159,700	The Chubb Corp.	12,280,930

		49,536,067

	TOTAL FINANCIALS	303,306,225

HEALTHCARE — 10.5%
Biotechnology — 2.2%
293,636	Amgen Inc. (a)	18,836,750
189,200	OSI Pharmaceuticals, Inc. (a)(b)	14,161,620

		32,998,370

See Notes to Financial Statements.

14	2004 Annual Report

Schedule of Investments (continued)		December 31, 2004

SHARES	SECURITY	VALUE

Healthcare Equipment & Supplies — 1.0%
243,000	Fisher Scientific International Inc. (a)(b)	$ 15,158,340

Healthcare Providers & Services — 0.7%
210,900	Coventry Health Care Inc. (a)(b)	11,194,572

Pharmaceuticals — 6.6%
463,100	GlaxoSmithKline PLC, ADR	21,946,309
557,300	Pfizer Inc.	14,985,797
209,500	Sepracor, Inc. (a)(b)	12,438,015
922,700	Teva Pharmaceutical Industries Ltd., ADR (b)	27,551,822
507,900	Wyeth	21,631,461

		98,553,404

	TOTAL HEALTHCARE	157,904,686

INDUSTRIALS — 15.1%
Aerospace & Defense — 4.4%
655,800	The Boeing Co.	33,950,766
189,200	Lockheed Martin Corp.	10,510,060
567,300	Raytheon Co.	22,028,259

		66,489,085

Building Products — 1.1%
409,200	American Standard Cos., Inc. (a)	16,908,144

Commercial Services & Supplies — 2.7%
252,000	Avery Dennison Corp.	15,112,440
426,700	Paychex, Inc.	14,541,936
353,700	Waste Management, Inc.	10,589,778

		40,244,154

Industrial Conglomerates — 6.2%
1,675,400	General Electric Co.	61,152,100
382,300	Honeywell International Inc.	13,537,243
503,700	Tyco International Ltd.	18,002,238

		92,691,581

Machinery — 0.7%
246,400	Navistar International Corp. (a)(b)	10,836,672

	TOTAL INDUSTRIALS	227,169,636

INFORMATION TECHNOLOGY — 16.2%
Communications Equipment — 4.2%
7,065,800	ADC Telecommunications, Inc. (a)(b)	18,936,344
925,000	Cisco Systems, Inc. (a)	17,852,500
5,554,900	Nortel Networks Corp. (a)	19,386,601
302,700	Polycom, Inc. (a)	7,058,964

		63,234,409

See Notes to Financial Statements.

The Salomon Brothers Fund Inc	15

Schedule of Investments (continued)		December 31, 2004

SHARES	SECURITY	VALUE

Computers & Peripherals — 4.5%
586,000	Dell Inc. (a)	$ 24,694,040
272,300	International Business Machines Corp.	26,843,334
184,500	Lexmark International Inc., Class A Shares (a)	15,682,500

		67,219,874

Internet Software & Services — 0.1%
32,300	SINA Corp. (a)	1,035,538

Semiconductor Equipment & Products — 1.3%
486,600	Intel Corp.	11,381,574
289,500	Xilinx, Inc.	8,583,675

		19,965,249

Software — 6.1%
656,700	BMC Software, Inc. (a)	12,214,620
1,864,600	Microsoft Corp.	49,803,466
742,000	Oracle Corp. (a)	10,180,240
688,300	Veritas Software Corp. (a)	19,650,965

		91,849,291

	TOTAL INFORMATION TECHNOLOGY	243,304,361

MATERIALS — 3.9%
Containers & Packaging — 0.5%
400,200	Smurfit-Stone Container Corp. (a)	7,475,736

Metals & Mining — 2.2%
1,101,000	Barrick Gold Corp. (b)	26,666,220
326,400	Placer Dome Inc. (b)	6,155,904

		32,822,124

Paper & Forest Products — 1.2%
424,500	International Paper Co.	17,829,000

	TOTAL MATERIALS	58,126,860

TELECOMMUNICATION SERVICES — 1.0%
Wireless Telecommunication Services — 1.0%
496,900	Nextel Communications Inc. (a)	14,907,000

UTILITIES — 2.1%
Electric Utilities — 0.3%
121,200	FirstEnergy Corp.	4,788,612

Gas Utilities — 1.3%
1,817,600	El Paso Corp.	18,903,040

Multi-Utilities — 0.5%
204,600	Sempra Energy	7,504,728

	TOTAL UTILITIES	31,196,380

	TOTAL COMMON STOCK
	(Cost — $1,143,316,482)	1,458,393,366

See Notes to Financial Statements.

16	2004 Annual Report

Schedule of Investments (continued)		December 31, 2004

FACE
AMOUNT	SECURITY	VALUE

REPURCHASE AGREEMENT — 3.5%
52,653,000	Goldman Sachs Group Inc. dated 12/31/04, 2.240% due 1/3/05;
	Proceeds at maturity — $52,662,829; (Fully collateralized by various
	U.S. Treasury obligations, 0.000% to 13.875% due 2/15/05 to 4/15/32;
	Market Value — $53,706,112) (Cost — $52,653,000)	$ 52,653,000

	TOTAL INVESTMENTS — 100.4% (Cost — $1,195,969,482*)	1,511,046,366
	Liabilities in Excess of Other Assets — (0.4)%	(6,242,561)

	TOTAL NET ASSETS — 100.0%	$1,504,803,805

SHARES

SECURITIES PURCHASED WITH LOANED SECURITIES COLLATERAL
106,876,527	State Street Navigator Securities Lending Trust Prime Portfolio
	(Cost — $106,876,527)	$ 106,876,527

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan (see Notes 1 and 3).

(c)	Fair value determined pursuant to procedures established by the Board of Directors.

*	Aggregate cost for Federal income tax purpose is $1,200,850,016.

Abbreviation used in this schedule: ADR – American Depositary Receipt

See Notes to Financial Statements.

The Salomon Brothers Fund Inc	17

Statement of Assets and Liabilities	December 31, 2004

ASSETS:
Investments, at value (Cost — $1,195,969,482)	$1,511,046,366
Securities purchased with loaned securities collateral, at value
(Cost — $106,876,527) (Notes 1 and 3)	106,876,527
Cash	571
Dividends and interest receivable	1,770,346
Receivable due from Manager	53,080
Receivable for securities sold	792,490

Total Assets	1,620,539,380

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	106,876,527
Payable for securities purchased	6,670,158
Management fees payable	1,864,373
Accrued expenses	324,517

Total Liabilities	115,735,575

Total Net Assets	$1,504,803,805

NET ASSETS:
Par value of capital shares	$ 99,240,334
Capital paid in excess of par value	1,153,886,206
Undistributed net investment income	7,380,861
Accumulated net realized loss from investment transactions	(70,780,480)
Net unrealized appreciation of investments	315,076,884

Total Net Assets	$1,504,803,805

Shares Outstanding ($1.00 par value, 125,000,000 shares authorized)	$ 99,240,334

Net Assets Value, per share	$15.16

See Notes to Financial Statements.

18	2004 Annual Report

Statement of Operations	For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends	$ 28,542,904
Interest	371,549
Oil royalties	503,412
Securities lending	147,389
Less: Foreign withholding tax	(255,810)

Total Investment Income	29,309,444

EXPENSES:
Management fees (Note 2)	7,537,325
Shareholder communications	331,942
Legal	244,029
Transfer agency services	243,663
Directors’ fees	83,182
Custody	73,050
Stock certificates and listing fees	68,910
Audit and tax fees	48,591
Insurance	29,914
Other	62,845

Total Expenses	8,723,451

Net Investment Income	20,585,993

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
Net Realized Gain From Investment Transactions	98,114,774
Net Change in Unrealized Appreciation/Depreciation of Investments	4,534,192

Net Gain on Investments	102,648,966

Increase in Net Assets From Operations	123,234,959

See Notes to Financial Statements.

The Salomon Brothers Fund Inc	19

Statements of Changes in Net Assets	For the Years Ended December 31,

	2004	2003

OPERATIONS:
Net investment income	$ 20,585,993	$ 13,450,176
Net realized gain (loss)	98,114,774	(43,696,511)
Net change in unrealized appreciation/depreciation	4,534,192	371,016,577

Increase in Net Assets From Operations	123,234,959	340,770,242

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(13,428,299)	(12,897,805)

Decrease in Net Assets From Distributions to Shareholders	(13,428,299)	(12,897,805)

FUND SHARE TRANSACTIONS (NOTE 4):
Treasury stock acquired	(8,631,205)	(6,238,506)

Decrease in Net Assets From Fund Share Transactions	(8,631,205)	(6,238,506)

Increase in Net Assets	101,175,455	321,633,931
NET ASSETS:
Beginning of year	1,403,628,350	1,081,994,419

End of year*	$1,504,803,805	$1,403,628,350

* Includes undistributed net investment income of:	7,380,861	329,326

See Notes to Financial Statements.

20	2004 Annual Report

Financial Highlights
For a share of capital stock outstanding throughout each year ended December 31:
	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Year	$14.04	$10.75	$14.07	$16.27	$19.24

Income (Loss) From Operations:
Net investment income	0.21	0.13	0.11	0.11	0.14
Net realized and unrealized gain (loss)	1.04	3.28	(3.26)	(1.87)	(0.46)

Total Income (Loss) From Operations	1.25	3.41	(3.15)	(1.76)	(0.32)

Gain From Repurchase of Treasury Stock	0.01	0.01	0.01	—	—

Less Distributions From:
Net investment income	(0.14)	(0.13)	(0.11)	(0.11)	(0.13)
Net realized gains	—	—	(0.07)	(0.33)	(2.41)

Total Distributions	(0.14)	(0.13)	(0.18)	(0.44)	(2.54)

Decrease in Net Asset Value
Due to Shares Issued
Through Rights Offering	—	—	—	—	(0.10)

Rights Offering Costs	—	—	—	—	(0.01)

Net Asset Value, End of Year	15.16	14.04	10.75	14.07	16.27

Total Return, Based on Market Price	9.24%	33.5%	(25.4)%	(21.2)%	(8.0)%(1)

Net Assets, End of Year (millions)	1,505	1,404	1,082	1,420	1,642

Ratios to Average Net Assets:
Expenses	0.62%	0.64%	0.62%	0.62%	0.65%
Net investment income	1.46	1.12	0.86	0.76	0.71

Portfolio Turnover Rate	44%	62%	47%	61%	76%

Market Price, End of Year	13.000	12.030	9.120	12.420	16.250

(1) Total market value return taking into consideration the Rights Offering would have been (7.7)%.

See Notes to Financial Statements.

The Salomon Brothers Fund Inc	21

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Salomon Brothers Fund Inc (“Fund”), is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund’s primary investment objectives are growth and conservation of capital. Income receives secondary consideration. The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Securities Valuation. Portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. If no quotations are readily available (as may be the case for securities of limited marketability), or if “restricted” securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors. When market quotations are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian take possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

(d) Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income and dividends payable are recorded on the ex-dividend date. Interest is recognized as interest income when earned.

22	2004 Annual Report

Notes to Financial Statements (continued)

Original issue discount, market discount and premium on securities purchased is accreted or amortized on an effective yield basis over the life of the security.

(e) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the date of valuation. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which is due to changes in the foreign exchange rate from that which is due to changes in market prices of the securities.

(f) Dividends and Distributions. The Fund pays dividends to shareholders quarterly. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassifications. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $106,159 has been reclassified between undistributed net investment income and accumulated net realized loss from investment transactions as a result of permanent differences attributable to the tax treatment of distributions from real estate investment trust securities. These reclassifications have no effect on net assets or net asset values per share.

2. Management Fee and Other Transactions with Affiliates

Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc., (“Citigroup”) acts as investment manager to the Fund. SBAM is responsible on a day-to-day basis for the management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The investment manager has delegated certain administrative responsibilities to Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup, pursuant to a Sub-Administration Agreement between the investment manager and SBFM.

The Salomon Brothers Fund Inc	23

Notes to Financial Statements (continued)

The Fund pays SBAM a base management fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index. The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets	Annual Fee Rate

First $ 350 million	0.650%
Next $ 150 million	0.550%
Next $ 250 million	0.525%
Next $ 250 million	0.500%
Over $ 1 billion	0.450%

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjustment is 0.10% which would occur if the Fund’s performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund’s total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year periods ended March 31, 2004, June 30, 2004, September 30, 2004 and December 31, 2004, the Fund’s performance varied from that of S&P 500 Index by 2.16%, (0.89)%, (0.59)% and (1.88)%, respectively. This resulted in a total increase of the base management fee of $3,477.

There were brokerage commissions of $2,140 paid to Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, and its affiliates for investment transactions executed on behalf of the Fund during the year ended December 31, 2004.

During the year ended December 31, 2004, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the investment manager.

Certain officers and/or Directors of the Fund are also officers and/or directors of the investment manager and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$606,967,308

Sales	644,916,413

24	2004 Annual Report

Notes to Financial Statements (continued)

At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$331,572,561
Gross unrealized depreciation	(21,376,211)

Net unrealized appreciation	$310,196,350

At December 31, 2004, the Fund loaned securities having a market value of $104,722,733. The Fund received cash collateral amounting to $106,876,527 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund registered under the 1940 Act.

4. Capital Shares

On July 17, 2002, the Fund’s Board of Directors approved a share repurchase plan. The Fund was authorized to repurchase up to one million shares. On July 25, 2002, the Fund commenced this share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased 1,000,000 shares with a total cost of $9,266,557 at the weighted average discount of 14.61% per share. The Fund completed the authorized amount on April 7, 2004. For the period January 1, 2004 to April 7, 2004, the Fund repurchased 19,600 shares with a total cost of $240,770 at a discount of 14.54% .

On March 19, 2003, the Fund’s Board of Directors approved a subsequent share repurchase plan authorizing a repurchase of up to an additional one million shares. On April 7, 2004, the Fund commenced this share plan. For the period April 7, 2004 to December 31, 2004, the Fund repurchased 697,700 shares with a total cost of $8,390,435 at the weighted average discount of 14.79% per share.

5. Income Tax Information & Distributions to Shareholders

The tax character of distributions paid during the years ended December 31, were as follows:

	2004	2003

Ordinary income	$13,428,299	$12,897,805

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net		$7,380,861
Capital loss carryforward		(65,899,947	)*
Unrealized appreciation		310,196,351	**

Total accumulated earnings		$251,677,265

*	On December 31, 2004, the Fund had a net capital loss carryforward of approximately $65,899,947 which expires in 2011. This amount will be available to offset any future taxable gains.

**	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

The Salomon Brothers Fund Inc	25

Notes to Financial Statements (continued)

6. Events Subsequent to December 31, 2004

On February 2, 2005, the Board of Directors of the Fund declared a common stock dividend from net investment income of $0.030 per share, payable on March 18, 2005 to shareholders of record on March 8, 2005.

7. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. The Fund did not implement the contractual arrangement described above and will not receive any payments.

26	2004 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
The Salomon Brothers Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Salomon Brothers Fund Inc (the “Fund”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 23, 2005

The Salomon Brothers Fund Inc	27

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the taxable year ended December 31, 2004.

Record Date	Quarterly
Payable Date	Quarterly

Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%

Qualified Dividend Income for Individuals	100.00%

Please retain this information for your records.

28	2004 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of The Salomon Brothers Fund Inc (“Fund”) is managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

			Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director
	Position(s) Held with Fund	Term of Office* and Length of Time Served			Other Board Memberships Held by Director

Name, Address and Birth Year

Non-Interested Directors:

Andrew L. Breech	Director	Since	President, Dealer Operating	3	None
2120 Wilshire Blvd.		1991	Control Service, Inc.
Santa Monica, CA 90403
Birth Year: 1952

Carol L. Colman	Director	Since	President, Colman	37	None
Colman Consulting Co.		1992	Consulting Co.
278 Hawley Road
North Salem, NY 10560
Birth Year: 1946

William R. Dill	Director	Since	Retired	3	None
25 Birch Lane		1985
Cumberland Foreside, ME 04110
Birth Year: 1930

William R. Hutchinson	Director	Since	President of W.R.	44	Director,
535 N. Michigan		2003	Hutchinson & Associates		Associated
Suite 1012			Inc.; formerly Group Vice		Banc-Corp.
Chicago, IL 60611			President, Mergers and
Birth Year: 1942			Acquisitions, BP p.l.c.

Louis P. Mattis	Director	Since	Consultant, Mattis & Co. LLC	3	None
PO Box 6535		1986
Snowmass Village, CO 81615
Birth Year: 1941

Thomas F. Schlafly	Director	Since	Of Counsel to Blackwell	3	None
720 Olive Street, Suite 2400		1986	Sanders Peper Martin LLP;
St. Louis, MO 63101			President, The Saint Louis
Birth Year: 1948			Brewery, Inc.

Interested Director:

R. Jay Gerken, CFA**	Chairman,	Since	Managing Director of	219	None
Citigroup Asset Management	President and 2002		Citigroup Global Markets Inc.
(“CAM”)	Chief Executive		(“CGM”); Chairman, President
399 Park Avenue, 4th Floor	Officer		and Chief Executive Officer of
New York, NY 10022			Smith Barney Fund Management
Birth Year: 1951			LLC (“SBFM”), Travelers
			Investment Adviser, Inc. (“TIA”)
			and Citi Fund Management Inc.
			(“CFM”); President and Chief
			Executive Officer of certain
			mutual funds associated with
			Citigroup Inc. (“Citigroup”);
			Formerly, Portfolio Manager of
			Smith Barney Allocation Series Inc.
			(from 1996 to 2001) and Smith
			Barney Growth and Income Fund
			(from 1996 to 2000)

The Salomon Brothers Fund Inc	29

 Additional Information (unaudited) (continued)

			Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director
	Position(s) Held with Fund	Term of Office* and Length of Time Served			Other Board Memberships Held by Director

Name, Address and Birth Year

Officers:

Andrew B. Shoup	Senior Vice	Since	Director of CAM; Senior	N/A	N/A
CAM	President	2003	Vice President and Chief
125 Broad Street, 10th Floor	and Chief		Administrative Officer of
New York, NY 10004	Administrative		mutual funds associated
Birth Year: 1956	Officer		with Citigroup; Treasurer
of certain mutual funds
associated with Citigroup;
Head of International Funds
Administration of CAM
(from 2001 to 2003);
Director of Global Funds
Administration of CAM (from
2000 to 2001); Head of
U.S. Citibank Funds
Administration of CAM
(from 1998 to 2000)

Frances M. Guggino	Chief	Since	Vice President of CGM;	N/A	N/A
CAM	Financial	2004	Chief Financial Officer
125 Broad Street, 10th Floor	Officer and		and Treasurer of certain
New York, NY 10004	Treasurer		mutual funds associated
Birth Year: 1957			with Citigroup;
Controller of certain
mutual funds associated
with Citigroup (from
1999 to 2004)

Michael A. Kagan	Executive Vice	Since	Managing Director of	N/A	N/A
CAM	President	2001	Salomon Brothers Asset
399 Park Avenue, 4th Floor			Management Inc (“SBAM”)
New York, NY 10022
Birth Year: 1960

Kevin Caliendo	Executive Vice	Since	Director of CGM (since 2002); N/A		N/A
CAM	President	2003	Investment Officer of SBAM
399 Park Avenue, 4th Floor			(since 2002); Healthcare Equity
New York, NY 10022			Analyst and Convertible Bond Fund
Birth Year: 1970			Portfolio Manager for SAC Capital
Advisors, LLC (from 2001 to 2002);
Convertible Bond Analyst of the
Healthcare sector for Wachovia
Securities (from 1998 to 2001)

Andrew Beagley	Chief	Since	Director of CGM (since	N/A	N/A
CAM	Compliance	2004	2000); Director of
399 Park Avenue 4th Floor	Officer		Compliance, North
New York, NY 10022			America, CAM (since
Birth Year: 1962			2000); Chief Anti-Money
Laundering Compliance
Officer, Chief Compliance
Officer and Vice President
of certain mutual funds
associated with Citigroup;
Director of Compliance,
Europe, the Middle East
and Africa, CAM (from
1999 to 2000); Compliance
Officer, Salomon Brothers
Asset Management
Limited, Smith Barney
Global Capital
Management Inc.

30	2004 Annual Report

Additional Information (unaudited) (continued)

			Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director
	Position(s) Held with Fund	Term of Office* and Length of Time Served			Other Board Memberships Held by Director

Name, Address and Birth Year

Wendy S. Setnicka	Controller	Since	Vice President of CAM (since	N/A	N/A
CAM		2004	2003); Controller of certain
125 Broad Street, 10th Floor			mutual funds associated with
New York, NY 10004			Citigroup; Assistant Controller
Birth Year: 1964			of CAM (from 2002 to 2004);
Accounting Manager of CAM
(from 1998 to 2002).

Robert I. Frenkel	Secretary and	Since	Managing Director and	N/A	N/A
CAM	Chief Legal	2003	General Counsel of
300 First Stamford Place	Officer		Global Mutual Funds
4th Floor			for CAM and its
Stamford, CT 06902			predecessor (since
Birth Year: 1954			1994); Secretary of CFM;
Secretary and Chief Legal
Officer of mutual funds
associated with Citigroup

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investement Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

The Salomon Brothers Fund Inc	31

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

32	2004 Annual Report

Automatic Dividend Reinvestment and Cash Payment Plans (unaudited)

Salomon Brothers Fund: Helping Investors Grow Their Wealth Since 1929

You’ve already harnessed the wealth-building power of The Salomon Brothers Fund Inc (“SBF”). Now harness two more wealth-building strategies: the power of compounding through the Dividend Reinvestment Plan and the convenience of the Cash Payment Plan – available only to investors of SBF. We’ve included brief descriptions of these two Plans, and a section on the most frequently asked questions.

Dividend Reinvestment Plan (DR Plan)

Money from dividends and distributions can lie idle for months at a time, and making smaller investments in the stock market can be expensive and difficult. With the DR Plan, dividends and distributions from SBF are promptly invested for you in additional shares of SBF. All paper work is done for you automatically by the Agent for the DR Plan, and you will receive statements from the Agent to keep in your personal records.

The DR Plan is flexible, and offers investors three different reinvestment options. Depending on which option you choose, you may automatically reinvest:

1.	All dividends and capital gains (long-term and short-term) in additional shares of SBF

2.	All capital gains (long-term and short-term) in additional shares of SBF and receive dividends in cash

3.	All dividends in additional shares of SBF and receive capital gains (long-term and short-term) in cash.

To make it easy for you to sign up for the DR Plan or to change your option if you already participate in the Plan, we’ve included an easy and convenient mail-in form in the back of this report. Remember to indicate which option you are selecting; otherwise the Agent will consider you to have chosen option (1) and reinvest all dividends and capital gains (long-term and short-term) in additional shares of SBF.

Cash Payment Plan: Buying Additional Shares Directly from/through SBF

The Cash Payment Plan allows investors in SBF to purchase additional shares of SBF conveniently and inexpensively, without committing large dollar amounts or paying big brokerage commissions. You can make additional investments for as little as $25.00 on either a regular basis or when you have extra money to invest. You also can vary the amount you invest each time, as long as it is at least $25.00, and there is no maximum limit to the amount you can invest under the Cash Payment Plan.

The Agent will purchase additional shares of SBF for your account on the next “Investment Date” following receipt of your optional cash payment. Each Friday is considered an “Investment Date,” or the closest business day prior to it if Friday is a holiday. Shares purchased under the Cash Payment Plan are held by the Agent as uncertificated shares, unless separate specific instructions to issue certificates are received. Only whole shares can be issued as certificates, fractional shares cannot be issued in certificate form. Dividends and distributions on those shares held by the Agent will be automatically reinvested.

The Salomon Brothers Fund Inc	33

Automatic Dividend Reinvestment and Cash Payment Plans (unaudited) (continued)

Certificate Of Deposit

If you wish, you may also deposit with the Agent stock certificates representing ownership of capital stock in SBF which you now hold. The Agent will combine these shares with shares issued or purchased through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled.

Cost to You

Except as specifically noted, you will not bear any of the costs of administering the Plan. When the Agent purchases shares of SBF on the open market, the cost of reinvesting your dividends and distributions or purchasing additional shares through these Plans is less than the usual brokerage commissions on smaller or odd lot transactions because the Agent combines the purchase of shares for all participants and passes the savings in commissions on to you. You pay your proportionate share of the commissions paid on all open market purchases. Of course, dividends and distributions remain taxable even if they are automatically reinvested.

To help you learn more about the DR Plan and Cash Payment Plan, we are including the answers to some of the most frequently asked questions about these plans.

Who can participate in these Plans?

As a shareholder of SBF, you can participate in both the DR Plan and the Cash Payment Plan.

How does the Dividend Reinvestment Plan work?

If you are a participant in the Plan, you will receive either newly issued shares or shares that are purchased on the New York Stock Exchange in the open market, depending on the relationship between the market price per share of SBF and the net asset value per share of SBF, as described in terms and conditions of the DR Plan.

The number of common stock shares you receive is determined in the following way: If the market price of the common stock is equal to or higher than the net asset value (“NAV”) per share at the time of valuation, you will be issued shares for the equivalent of either the most recently determined NAV per share or 95% of the market price, whichever is greater. If, on valuation date, the NAV per share is greater than the market price per share, shares will be purchased in the open market at market price per share.

However, if the dividend or distribution is not large enough to buy a full share, the Agent will credit your account with a fractional share, which will be computed four decimal places. These fractional shares will earn dividends and distributions for you just the way that full shares do.

How do I enroll in the Dividend Reinvestment Plan?

If you hold your certificates yourself, you probably are already enrolled in the DR Plan. Reinvestment begins with the first dividend after you purchase your shares. However, if your shares are held in the name of a broker or nominee, you should contact your broker or nominee about your ability to participate in the DR Plan. If your broker or nominee does not provide the automatic reinvestment service, you may need to take your shares out of “street name” and register them in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

34	2004 Annual Report

Automatic Dividend Reinvestment and Cash Payment Plans (unaudited) (continued)

Can I withdraw from the Dividend Reinvestment Plan or change my reinvestment option?

Yes. You can withdraw from the DR Plan or change your reinvestment option by calling the Agent at this toll-free telephone number: 1-800-432-8224.

If you withdraw from the DR Plan and then wish to re-enroll, simply complete the enclosed Authorization Card and mail it to the address given below. You can also re-enroll by calling the toll-free number for the Agent. Your participation in the DR Plan will begin with the next dividend or distribution payable after the Agent receives your authorization, as long as it is received before the record date for the dividend or distribution. If your authorization arrives after the record date, your participation will begin with the following dividend or distribution.

The Bank of New York Investor Relations Department P.O. Box 11002 New York, NY 10286-1002 Tel: 1-800-432-8224

Important Notes to This Section:

The Fund and the Agent may amend or terminate the DR Plan and Cash Payment Plan. The Agent will mail to participants notice at least 30 days prior to the effective date of any amendment.

The Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for the trading activity relating to the DR Plan and Cash Payment Plan on behalf of the participants. BNY Brokerage Inc. receives a commission in connection with these transactions. Remember your detailed account statement will include a tear-off portion that you should utilize for all transaction processing.

If your shares are held in the name of a broker or nominee, you should contact your broker or nominee for more information about your ability to participate in the DR Plan. If the broker or nominee does not provide an automatic reinvestment service, it may be necessary for you to have shares taken out of the “street name” and registered in your own name to guarantee your participation. Otherwise, dividends and distributions will be paid in cash by your broker or nominee.

How are shares purchased for the Cash Payment Plan?

All cash payment shares will be purchased on the open market at the prevailing market price and in accordance with the Terms and Conditions of Authorization for Amended and Reinvested Dividend Reinvestment and Cash Payment Plans (Terms and Conditions).

The Salomon Brothers Fund Inc	35

Automatic Dividend Reinvestment and Cash Payment Plans (unaudited) (continued)

Who is the “Agent” and what are its responsibilities?

The Bank of New York acts as the Agent for the SBF. The Agent is responsible for doing the paperwork for shareholders, including providing account statements. The Agent also is responsible for forwarding proxy material to you, including a proxy form and return envelope, covering all shares owned by a participant to be voted and returned to the Fund or its proxy agent.

The Agent will hold the shares it has purchased for your account unless you request otherwise. This convenient feature provides added protection against loss, theft or accidental destruction of certificates. If you request it, the Agent will issue certificates for full shares held in your account. However, if a certificate is lost, the replacement cost is currently 2% of the value of the shares at the time of loss.

You may also ask the Agent to hold all of your shares of SBF. The Agent will combine these shares with shares acquired through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled and replaced with a book-entry in the Agent’s records.

Is there any tax advantage to participate in the Dividend Reinvestment Plan?

No. Even if you do not receive cash when you participate in the DR Plan, you will be taxed on an amount equal to cash received by the agent on your behalf pursuant to the DR Plan. If you have any further questions about the tax implications of the Plan, you should consult your tax adviser.

36	2004 Annual Report

Terms and Conditions of Authorization for Amended and Restated Automatic Dividend Reinvestment and Cash Payment Plans

1	.	(a)	The Bank of New York (the “Agent”) will act as agent for each participant in the Amended and Restated Dividend Reinvestment Plan (the “DR Plan”) of Salomon Brothers Fund Inc (the
“Corporation”).
		(b)	Participants in the DR Plan will have three options, as follows: (i) a participant may have all net investment income dividends (“dividends”) and capital gain distributions (short-term and long- term) (“distributions”) automatically reinvested; (ii) a participant may have all dividends paid in cash and all distributions automatically reinvested; or (iii) a participant may have all dividends automatically reinvested and all distributions paid in cash. Participants will be deemed to have elected option (i) unless notification is received by the Agent that the participant elects option (ii) or option (iii). Participants may change elections by notifying the Agent and a change in election will be effective with respect to a dividend or distribution if the Agent is contacted prior to the record date; otherwise it will be effective with the following dividend or distribution.
		(c)	Unless the Corporation declares a dividend or distribution which may be paid to shareholders only in the form of cash, the Agent will apply all dividends and distributions which are to be rein- vested on behalf of a participant in the manner set forth below.
2		(a)	If, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share on that date (such condition, a “market premium”), the Agent shall receive the dividend or distribution in newly issued shares of the Corporation on behalf of shareholders. If, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date (such condition, a “market discount”), the Agent will purchase shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the dividend or distribution. For purposes herein, “market price” shall mean the average of the highest and lowest prices at which the Corporation’s stock sells on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.
		(b)	Purchases by the Agent shall be made in accordance with the conditions set forth in Item 4 below and may be made on any securities exchange where such shares are traded, in the over-the- counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent may determine. Such purchases shall be made as soon as practicable commencing on the Trading Day following the determination date and ending no later than 30 days after the dividend or distribution date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws; provided, however, that such purchases shall, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the “ex-dividend date” next succeeding the dividend or distribution payment date.
		(c)	If (i) the Agent is unable to invest the full dividend or distribution amount in open market purchases during the purchase period provided for in paragraph (b) above or (ii) a market discount shifts to a market premium during the purchase period, the Agent will cease making open market purchases and will receive the uninvested portion of the dividend or distribution amount in newly issued shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph (b) above or (y) in the case of (ii) above at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.
		(d)	In the event that all or part of a dividend or distribution amount is to be to paid in newly issued shares, such shares will be issued to participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per share, then the newly issued shares shall be valued at net asset value per share on the valua- tion date; provided, however, that if the net asset value per share is less than 95% of the market price per share on the valuation date, then such shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per share, the newly issued shares will be valued at the market price per share on the valu- ation date. The valuation date shall be the dividend or distribution payment date except that with respect to shares issued pursuant to paragraph (c) above, the valuation date shall be the date such shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date shall be the next preceding Trading Day.
3.			Under the Cash Payment Plan (together with the DR Plan, the “Plans”), cash payments of at least $25.00 made from time to time by the participant and received by the Agent will be applied by the Agent in the purchase of additional shares of capital stock of the Corporation on the Investment Date next following receipt. The “Investment Date” will be each Friday (or closest busi- ness day prior thereto if a holiday). All cash payment shares will be purchased by the Agent on the open market at prevailing market prices and in accordance with the conditions set forth in Item 4 below. Participants have an unconditional right to obtain the return of any cash payments up to 48 hours prior to such Investment Date. Checks must be drawn on United States banks and denominated in U.S. dollars only. Third party checks will not be accepted. There is no maximum amount of investment under the Cash Payment Plan. The Agent reserves the right to sell additional shares from the participant’s account to satisfy any returned checks.
4.			In making cash purchases for the participant’s account, the Agent will combine the participant’s funds with those of the other participants. The price at which the Agent shall be deemed to have acquired shares shall be the average price (including brokerage commissions) of all shares purchased by it in connection with a particular dividend or distribution under the DR Plan or in connection with a particular investment under the Cash Payment Plan, as the case may be.

THE SALOMON BROTHERS FUND INC
 AUTHORIZATION TO PARTICIPATE IN THE DIVIDEND
REINVESTMENT PLAN FOR SHAREOWNERS OF
THE SALOMON BROTHERS FUND INC
COMMON SHARES

     I wish to participate in the Dividend Reinvestment Plan. I appoint The Bank of New York (the Agent) and authorize THE SALOMON BROTHERS FUND INC to pay to the Agent for my account all net investment income dividends and capital gain distributions (short-term and long-term) payable to me on the Common Shares that are now or may hereafter be registered in my name.

     I authorize the Agent to apply all such dividends and distributions in the following manner, subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.
     _ (1) All net investment income dividends and capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested
     _ (2) All net investment income dividends payable to me shall be paid in cash and all capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested
     _ (3) All net investment income dividends payable to me shall be reinvested and all capital gain distributions (short-term and long-term) shall be paid in cash

(Choose one of the above.)

     I understand that if I do not choose one of the above, I will be deemed to have chosen option (1)
     I understand that the appointment of The Bank of New York as the Agent is subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.
     In addition, please invest the enclosed optional cash payment in the amount of $____________ as directed by the terms and conditions of the Plan.

(Please sign on the reverse side of this card.)

The Salomon Brothers Fund Inc	37

It is understood that (i) the Agent may hold the shares of all participants together in its name or in the name of its nominee, (ii) the Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for all trading activity relating to the DR Plan and Cash Payment Plan on behalf of participants and that BNY Brokerage Inc. receives a commission in connection with such transactions, (iii) that government regulations may require the temporary curtailment or suspension of purchase of shares under the Plans and accordingly, the Agent shall not be accountable for its inability to make purchases at such times and (iv) that the Agent shall have no responsibility as to the market value of the shares acquired for the participant’s account.
The Agent will confirm the purchases so made as soon as practicable after the purchases are made.
5.		No certificate with respect to reinvested dividends and distributions will be issued to a participant unless he or she so requests. No certificate for a fractional share will be issued.
6.		Participants shall not bear any of the costs of administering the Plan. Each account will bear its proportionate share of brokerage commissions paid on open market purchases.
7.		It is understood that the investment of dividends and distributions does not relieve the participant of any taxes which may be payable on such dividends and distributions. The Agent will report annually to each participant the amount of dividends and distributions credited to his account during the year.
8.	(a)	The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to the Corporation or its proxy agent.
	(b)	A participant may terminate his or her account under the DR Plan or change his or her election pursuant to paragraph 1(b), at any time by notifying the Agent prior to the next dividend or distribution record date. Participation shall be terminated by written notice similarly received of the death, or adjudicated incompetency of a participant.
	(c)	In the event written notice of termination, death or adjudicated incompetency is received by the Agent after a dividend or distribution record date, but prior to the determination by the Agent of the number of shares to be issued to or purchased for the participant following such dividend or distribution record date, participation in the DR Plan shall be terminated immediately fol- lowing such determination. Upon termination by reason of notice of death, or adjudicated incompetency, no newly issued shares shall be credited to the participant’s account and no purchase of shares shall be made for the participant’s account. The participant’s shares and any cash dividends or distributions paid thereon shall be retained by the Agent subject to the Terms and Conditions until such time as such participant’s legal representatives shall have been appointed and shall have furnished proof sufficient to the Agent of his right to receive such shares and such dividends or distributions. Upon termination by the participant, the Agent will send the participant a certificate of the full shares in his or her account and a check in an amount equal to the then current market price of any fractional share or, the Agent, upon receipt of instructions from the participant, will sell the participant’s full and fractional shares as soon as practicable follow- ing termination and send to the participant a check representing the proceeds, less brokerage commissions and any applicable taxes.
If a participant disposes of all shares registered in his or her name on the books of the Corporation, the Agent will at its discretion, continue to reinvest dividends and distributions on the shares in the participant’s DR Plan account until otherwise notified by the participant.
9.		The Agent may terminate either Plan by notice in writing remitted to all participants. In such event the Agent will send the participant a certificate for the full shares in his or her account and cash for any fractional shares at the then current market price as indicated in Item 8.
10.		The Agent shall not be liable hereunder for any act done in good faith, or for any good faith omissions to act, including, without limitation, any claims of liability (1) arising out of any such act or omission to act which occurs prior to the termination of participation pursuant to Item 8 above and (2) with respect to the prices at which shares are purchased or sold for the participant’s account and the times such purchases or sales are made.
11.		The participant agrees to notify the Agent promptly in writing of any change of address. Notices to the participant may be given by letter addressed to the participant at his last address of record with the Agent.
12.		These Terms and Conditions may be amended or supplemented by the Agent at any time or times by mailing appropriate notice at least 30 days prior to the effective date thereof to the par- ticipant at his last address of record. The amendment or supplement shall conclusively be deemed to be accepted by the participant unless prior to effective date thereof the Agent receives written notice of the termination of the participant’s account. Any such amendment may include the appointment by the Agent in its place and stead a successor agent under these Terms and Conditions provided such successor is a bank or trust company organized under the laws of the United States or any state thereof. The Corporation is authorized to pay to such successor agent for the account of each participant in the Plan all dividends and distributions payable on shares of the Corporation’s capital stock held by the Agent for the participant or by the participant himself or herself, the shares to be applied by such successor agent as provided in these Terms and Conditions.
13.		You may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account by providing the Bank with a written request in accordance with the terms and conditions of the Plan. All participants in the current account must sign the request and their signatures must be guaranteed by a bank, broker or financial institution that is a member of a signature Guarantee Medallion Program. The new participant account will automatically be coded for full dividend reinvestment unless otherwise instructed.
14.		The Terms and Conditions of this authorization shall be governed by the laws of the State of New York.
Any inquiries regarding the Plans should be directed to the Agent at:

THE BANK OF NEW YORK
Investor Relations Department
P.O. Box 11002
New York, New York 10286-10024
1-800-432-8224

If you desire to participate in The Salomon Brothers Fund Inc Dividend Reinvestment Plan as described in the brochure, please sign and return this card to:

THE BANK OF NEW YORK

P.O. Box 1958

Newark, NJ 07101-9774

Att: Dividend Reinvestment Department

DATED:_____________________, 20____

PLEASE SIGN, DATE AND RETURN

USING THE ENCLOSED ENVELOPE

Signature

Signature (if held jointly)

Please sign exactly as your name(s) appear hereon.
THIS IS NOT A PROXY

38	2004 Annual Report

Board of Directors
Andrew L. Breech
Carol L. Colman
William R. Dill
R. Jay Gerken, CFA, Chairman
William R. Hutchinson
Louis P. Mattis
Thomas F. Schlafly

Additional Information (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of The Salomon Brothers Fund Inc for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The Salomon Brothers Fund Inc	39

Officers
R. Jay Gerken, CFA	President and Chief Executive Officer
Andrew B. Shoup	Senior Vice President and
Chief Administrative Officer
Frances M. Guggino	Chief Financial Officer and Treasurer
Michael A. Kagan	Executive Vice President
Kevin Caliendo	Executive Vice President
Andrew Beagley	Chief Compliance Officer
Wendy S. Setnicka	Controller
Robert I. Frenkel	Secretary and Chief Legal Officer

Service Providers
Salomon Brothers Asset Management Inc	Investment Manager
399 Park Avenue
New York, New York 10022

The Bank of New York	Transfer Agent and Dividend Disbursing Agent
101 Barclay Street
New York, New York 10007

State Street Bank and Trust Company	Custodian
225 Franklin Street
Boston, Massachusetts 02110

Simpson Thacher & Bartlett LLP	Legal Counsel
425 Lexington Avenue
New York, New York 10017

PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm
300 Madison Avenue
New York, New York 10017

40	2004 Annual Report

SALOMON

BROTHERS

Asset Management

399 PARK AVENUE
NEW YORK, NEW YORK 10022
1-800-SALOMON
WWW.SBAM.COM

SBFANN 12/04

05-7866

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item
3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr.
Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees for Salomon Brothers Fund, Inc. were $42,000 and $42,000 for the years ended
12/31/04 and 12/31/03, respectively.

(b)	Audit-Related Fees for Salomon Brothers Fund, Inc. were $0 and $0 for the years ended 12/31/04 and 12/31/03.

In addition, there were no Audit-Related Fees billed in the years ended 12/31/04 and 12/31/03 for assurance and related services by the Accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon
Brothers Fund, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-
approval by the Audit Committee for the period May 6, 2003 to December 31, 2004 (prior to May
6, 2003 services provided by the Accountant were not required to be pre-approved).

(c)	Tax Fees for Salomon Brothers Fund, Inc. were $3,500 and $3,500 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, timely
RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to
Salomon Brothers Fund, Inc.

There were no fees billed for tax services by the Accountants to service affiliates for the period
May 6, 2003 through December 31, 2004 that required pre-approval by the Audit Committee.

(d)	There were no All Other Fees for Salomon Brothers Fund, Inc. for the years ended 12/31/04 and
12/31/03.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by the
Accountant to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon
Brothers Fund, Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004, which included the issuance of reports on internal control under SAS
No. 70 relating to various Citigroup Asset Management (“CAM”) entities, a profitability review of the Adviser, and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region, were
$1.34 million; all of which were pre-approved by the Audit Committee.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of
Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon
Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the
Committee shall approve (a) all audit and permissible non-audit services to be provided to the
Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full
Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services
(including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-
audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation;
(iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources;
(vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting
Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i)
the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than
5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the
Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Fund, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended
12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and
12/31/03. There were no Other Fees paid by the Salomon Brothers Fund, Inc.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Fund, Inc. and
CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Fund, Inc. were $2.74 million and $6.4 million for the years ended 12/31/04 and 12/31/03.

(h)	Yes. The Salomon Brothers Fund, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Salomon Brothers Fund, Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management
(“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes.
However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-
case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the
Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the
Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the
Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-
CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting

Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy
Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8. [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of
1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

The Salomon Brothers Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
The Salomon Brothers Fund Inc.

Date:	March 9, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
The Salomon Brothers Fund Inc.

Date:	March 9, 2005

By:	/s/ Frances M Guggino
(Frances M Guggino)
Chief Financial Officer of
The Salomon Brothers Fund Inc.

Date:	March 9, 2005